Exhibit 99.2 …focused on improving patients lives… August 2019Exhibit 99.2 …focused on improving patients lives… August 2019

Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to the deficiencies identified by the FDA in the second complete response letter for IV meloxicam, the timing and outcome of any appeal process that we engage with the FDA regarding the NDA for IV meloxicam, whether an NDA for IV meloxicam will be approved by the FDA and the labeling under any such approval, whether the FDA will require additional clinical studies to support the approval of IV meloxicam and the time and cost of such studies, our ability to manage costs and execute on our operational and budget plans, our ability to achieve our financial goals, our ability to pay our debt under our credit agreement, our ability to maintain relationships with CDMO commercial partners and other future operations, prospects, plans and objectives of management. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Non-Promotion: This presentation is intended to be non-promotional and for investor discussion purposes only. The information provided herein contains references to IV meloxicam, an investigational product. Use of IV meloxicam has not been approved by the FDA. The safety and efficacy of the investigational use of IV meloxicam has not been determined. There is no guarantee that IV meloxicam will be approved for marketing by any regulatory agency. 2Forward Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, among other things, relate to the deficiencies identified by the FDA in the second complete response letter for IV meloxicam, the timing and outcome of any appeal process that we engage with the FDA regarding the NDA for IV meloxicam, whether an NDA for IV meloxicam will be approved by the FDA and the labeling under any such approval, whether the FDA will require additional clinical studies to support the approval of IV meloxicam and the time and cost of such studies, our ability to manage costs and execute on our operational and budget plans, our ability to achieve our financial goals, our ability to pay our debt under our credit agreement, our ability to maintain relationships with CDMO commercial partners and other future operations, prospects, plans and objectives of management. The words anticipate , believe , could , estimate , expect , intend , may , plan , predict , project , will and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Non-Promotion: This presentation is intended to be non-promotional and for investor discussion purposes only. The information provided herein contains references to IV meloxicam, an investigational product. Use of IV meloxicam has not been approved by the FDA. The safety and efficacy of the investigational use of IV meloxicam has not been determined. There is no guarantee that IV meloxicam will be approved for marketing by any regulatory agency. 2

Company Highlights • CDMO : Revenue and cash flow positive contract development and manufacturing (CDMO) business – Q2 2019 – Revenue $31.3 million; YTD 2019 – Revenue $56.3 million – 2019 Full Year Financial Guidance Revenue of approximately $91-94 million – Operating Income expected to be in the range of $35-39 million – EBITDA (as Adjusted*) Full Year Financial Guidance of $44-46 million • Cash position – $32.4 million as of June 30, 2019 • Company expects to be cash-flow positive in second half of 2019 • Signed five-year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules and six-year amendment to License and Supply Agreement with TEVA to supply Verapamil SR® • IV Meloxicam – Pursuing likely multi-level appeal process with FDA after second CRL – Expect second level appeal to be decided by end of 2019 or Q1 2020 • Restructured Acute Care Segment; reduced expenses • Plan to spin out Acute Care Segment and have the CDMO Business and the Acute Care Business as 2 separately traded public companies *EBITDA, as Adjusted is a non-GAAP financial measures (See reconciliation on last page of presentation). 3Company Highlights • CDMO : Revenue and cash flow positive contract development and manufacturing (CDMO) business – Q2 2019 – Revenue $31.3 million; YTD 2019 – Revenue $56.3 million – 2019 Full Year Financial Guidance Revenue of approximately $91-94 million – Operating Income expected to be in the range of $35-39 million – EBITDA (as Adjusted*) Full Year Financial Guidance of $44-46 million • Cash position – $32.4 million as of June 30, 2019 • Company expects to be cash-flow positive in second half of 2019 • Signed five-year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules and six-year amendment to License and Supply Agreement with TEVA to supply Verapamil SR® • IV Meloxicam – Pursuing likely multi-level appeal process with FDA after second CRL – Expect second level appeal to be decided by end of 2019 or Q1 2020 • Restructured Acute Care Segment; reduced expenses • Plan to spin out Acute Care Segment and have the CDMO Business and the Acute Care Business as 2 separately traded public companies *EBITDA, as Adjusted is a non-GAAP financial measures (See reconciliation on last page of presentation). 3

Contract Development and Manufacturing (CDMO) Business Overview 4Contract Development and Manufacturing (CDMO) Business Overview 4

Gainesville CDMO Facility 5Gainesville CDMO Facility 5

RECRO GAINESVILLE
Development & Manufacturing Solutions

CDMO Overview

CDMO Manufacturing	• 97,000 + sq. ft. cGMP solid oral dosage manufacturing – DEA licensed • Plus 24,000 sq. ft. –Development Services Facility and High Potency Product Facility • Revenues include commercial product sales, royalties and profit sharing, along with development services revenues • Strong growth to date in revenue, operating income and EBITDA (as adjusted)
Ritalin LA®	• Once daily ADHD treatment marketed by Novartis*
Focalin XR®	• ADHD treatment marketed by Novartis*
Verapamil/Verelan	• CV/high blood pressure treatment marketed by Teva** and Lannett
Zohydro ER®	• Extended release hydrocodone marketed by Currax (Previously Pernix)

* Five-year contract extension to December 2023 recently announced
** Six-year contract extension through 2024 recently announced

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RECRO GAINESVILLE
Development & Manufacturing Solutions

Start With, Stay With Recro

Recro's capabilities across the product development value chain



Pre-IND
Formulation Development
Optimization
CTM Manufacture
Scale-Up
PPQ
Regulatory Filing
Product Launch
Commercial Supply
Project Management
Development Expertise
Manufacturing Expertise
Quality Assurance
Regulatory Guidance and Consultation

FORMULATION DEVELOPMENT

- Capsules, tablets (development scale)
- Physical characterization
- Excipient compatibility
- Solubility assessment

ANALYTICAL METHOD DEVELOPMENT

- Raw material
- In-process
- Release
- Method development/ validation
- ICH, photostability

PHARMACEUTICAL MANUFACTURING

- Milling
- Blending
- Compression
- Spray granulation
- Rotary granulation
- Particle/bead coating
- Encapsulation

PHARMACEUTICAL PACKAGING & LOGISTICS

- Bottles
- Serialization in place

Early Phase
Late Phase & Commercial

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Business Model Approach Chestnut High Potency Early Phase Non-GMP Phase I-IIb Commercial Development Feasibility CTM Facility Manufacturing Robust Technology Transfer Process Process Gould DEA Drug Phase III Scale Up & Commercial Development CTM Development Manufacturing Facility Phase I-IIb Support Early Phase Late Phase & Commercial 8Business Model Approach Chestnut High Potency Early Phase Non-GMP Phase I-IIb Commercial Development Feasibility CTM Facility Manufacturing Robust Technology Transfer Process Process Gould DEA Drug Phase III Scale Up & Commercial Development CTM Development Manufacturing Facility Phase I-IIb Support Early Phase Late Phase & Commercial 8

RECRO GAINESVILLE
Development & Manufacturing Solutions

Recro's Registration & Commercial Approach

Scale-Up → PPQ → Regulatory Filing → Product Launch

Technology Transfer

- Scalable equipment supports technology transfer
- Project Management continuity

Registration & PPQ Strategy

- Registration Batches
- PPQ Campaign

Late Phase Regulatory Support

- eCTD compliance
- Regulatory guidance and consultation for client FDA meetings and responses

Commercialization

- Commercial Manufacturing & Packaging
- Pharmacovigilance reporting

Categories 1 – 3A/3B and DEA Controlled Substance Capabilities

Project Management

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Scalable Equipment Streamlines Technology Transfer Roller Compaction Fluid Bed Processing Rotor Processing Granulation Blending Key Unit Operations for Solid Oral Dosage Forms Oral Solid Dosage Unit Operations Milling Compression Oven Drying (Temp & Encapsulation Tablet Coating (Bi-Layer Capable) Humidity Control) (Solvent Capable) 10Scalable Equipment Streamlines Technology Transfer Roller Compaction Fluid Bed Processing Rotor Processing Granulation Blending Key Unit Operations for Solid Oral Dosage Forms Oral Solid Dosage Unit Operations Milling Compression Oven Drying (Temp & Encapsulation Tablet Coating (Bi-Layer Capable) Humidity Control) (Solvent Capable) 10

RECRO GAINESVILLE
Development & Manufacturing Solutions

CDMO – High Potency and Development Services

Services for both Development-phase small molecules and, within dedicated sector, for high potency molecules:

Formulation Development
- Capsules, tablets (development scale)
- Physical characterization
- Excipient compatibility
- Solubility assessment
- Regulatory guidance

Analytical Method Development
- Raw material
- In-process
- Release
- Method development/validation
- ICH, photostability

Pharmaceutical Manufacturing
- Milling
- Blending
- Compression
- Spray granulation
- Rotary granulation
- Particle/bead coating
- Encapsulation
- Pre-clinical through Phase III
- Then transfer to commercial operations at Gould location

Development Pharmaceutical Packaging & Logistics
- Clinical trial randomization schedules for clinical trial supplies
  - Clinical trial packaging
  - Stability testing
  - Shipping and logistics to study sites
- Serialization in place at Gould facility for commercial packaging

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RECRO GAINESVILLE
Development & Manufacturing Solutions

Strong CDMO Business Performance

CDMO Segment ($millions)	2017 (unaudited)	**2018 (unaudited)**	Q2 YTD 2019 (unaudited)	2019 Estimate
Revenues	$71.8	$77.3	$56.3	$91 - $94
Operating Income	$25.4	$24.9	$24.6	$35 - $39
Operating Income, as Adjusted*	$25.4	$23.5	$21.6	$34 - $36
EBITDA, as Adjusted*	$33.8	$32.2	$26.6	$44 - $46

- Revenues include product sales, royalties, profit sharing and R&D services
  - 2019 Guidance - Revenues of approximately $91-94M, Operating Income of $35-39M and EBITDA, as Adjusted* of approximately $44-46M
- Signed Exclusive Five-Year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules with "Total Revenue Per Capsule Economics" Expected to be Similar to Prior Contracts
- Signed Six-Year agreement with Teva to supply Verapamil SR® though 2024
- Lanett Verapamil PM®/Verelan® agreement extension through 2021
- Additional capacity for new product opportunities and recent facility expansion significantly enhancing development and high potency product service offerings
- Positive cash flow for debt service obligations, as well as cash flow to contribute toward working capital and operating activities

**Operating Income, as Adjusted and EBITDA, as Adjusted are non-GAAP financial measures (see reconciliation on last page of presentation)*

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Acute Care Segment OverviewAcute Care Segment Overview

IV Meloxicam Overview • FDA approved as an oral, preferential COX-2 inhibitor and used in a number of indications • Proprietary non-opioid, long-acting IV form – Incorporates Alkermes’ NanoCrystal® technology • IV meloxicam – long-acting, preferential COX-2 inhibitor for moderate to severe acute pain • Regulatory Status – Second CRL received March 2019 – Company believes it will need to follow a multi-step appeal process with the goal of obtaining approval, or a clear path to approval, for IV meloxicam – Recro expects this appeal process will likely take until the end of 2019, or possibly into Q1 2020 to obtain clarity on approval status • Formulation IP (Orange Book Listable) issued through 2022 and additional methods of preparation IP (also Orange Book Listable) issued through May 2030 ® NanoCrystal is a registered trademark of APIL 15IV Meloxicam Overview • FDA approved as an oral, preferential COX-2 inhibitor and used in a number of indications • Proprietary non-opioid, long-acting IV form – Incorporates Alkermes’ NanoCrystal® technology • IV meloxicam – long-acting, preferential COX-2 inhibitor for moderate to severe acute pain • Regulatory Status – Second CRL received March 2019 – Company believes it will need to follow a multi-step appeal process with the goal of obtaining approval, or a clear path to approval, for IV meloxicam – Recro expects this appeal process will likely take until the end of 2019, or possibly into Q1 2020 to obtain clarity on approval status • Formulation IP (Orange Book Listable) issued through 2022 and additional methods of preparation IP (also Orange Book Listable) issued through May 2030 ® NanoCrystal is a registered trademark of APIL 15

Company Highlights • CDMO : Revenue and cash flow positive contract development and manufacturing (CDMO) business – Q2 2019 – Revenue $31.3 million; YTD 2019 – Revenue $56.3 million – 2019 Full Year Financial Guidance Revenue of approximately $91-94 million – Operating Income expected to be in the range of $35-39 million – EBITDA (as Adjusted*) Full Year Financial Guidance of $44-46 million • Cash position – $32.4 million as of June 30, 2019 • Company expects to be cash-flow positive in second half of 2019 • Signed five-year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules and six-year amendment to License and Supply Agreement with TEVA to supply Verapamil SR® • IV Meloxicam – Pursuing likely multi-level appeal process with FDA after second CRL – Expect second level appeal to be decided by end of 2019 or Q1 2020 • Restructured Acute Care Segment; reduced expenses • Plan to spin out Acute Care Segment and have the CDMO Business and the Acute Care Business as 2 separately traded public companies *EBITDA, as Adjusted is a non-GAAP financial measures (See reconciliation on last page of presentation). 15Company Highlights • CDMO : Revenue and cash flow positive contract development and manufacturing (CDMO) business – Q2 2019 – Revenue $31.3 million; YTD 2019 – Revenue $56.3 million – 2019 Full Year Financial Guidance Revenue of approximately $91-94 million – Operating Income expected to be in the range of $35-39 million – EBITDA (as Adjusted*) Full Year Financial Guidance of $44-46 million • Cash position – $32.4 million as of June 30, 2019 • Company expects to be cash-flow positive in second half of 2019 • Signed five-year Manufacturing and Supply Agreement with Novartis to supply Ritalin LA® and Focalin XR® Capsules and six-year amendment to License and Supply Agreement with TEVA to supply Verapamil SR® • IV Meloxicam – Pursuing likely multi-level appeal process with FDA after second CRL – Expect second level appeal to be decided by end of 2019 or Q1 2020 • Restructured Acute Care Segment; reduced expenses • Plan to spin out Acute Care Segment and have the CDMO Business and the Acute Care Business as 2 separately traded public companies *EBITDA, as Adjusted is a non-GAAP financial measures (See reconciliation on last page of presentation). 15

Reconciliation of Non-GAAP Financial Measures (unaudited)

To supplement our financial results determined by U.S. generally accepted accounting principles ("GAAP"), we have also disclosed in the table below the following non-GAAP information for our Contract Development and Manufacturing Organization (CDMO): "Operating Income, as Adjusted" which is Operating Income without the impact of ASU, No.2014-09 as to remove the variability of timing of revenue recognized and expected cash receipt, and "EBITDA, as Adjusted" which is "Operating Income, as Adjusted" before interest, taxes, depreciation, amortization and non-cash stock-based compensation. We believe these non-GAAP financial measures are helpful in understanding our CDMO Business as it is useful to investors in allowing for greater transparency of supplemental information used by management. "EBITDA, as Adjusted" is used by investors, as well as management in assessing our performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, reported GAAP results. Further, Non-GAAP financial measures, even if similarly titled, may not be calculated in the same manner by all companies, and therefore should not be compared.

CDMO Business ($millions)	Full Year 2017	Full Year 2018	Q2 YTD 2019	Full Year 2019 Estimate
Operating Income	**$25.4**	**$24.9**	**$24.6**	**$35 - $39**
less: Revenue recognition *	na	$1.4	$3.0	$1.0 - $3.0
Operating Income, as Adjusted	**$25.4**	**$23.5**	**$21.6**	**$34 - $36**
Depreciation	$4.8	$4.8	$2.8	$5.6
Amortization of intangible assets	$2.6	$2.6	$1.3	$2.6
Non-Cash stock-based compensation	$1.0	$1.3	$0.9	$1.8
EBITDA, as Adjusted *	**$33.8**	**$32.2**	**$26.6**	**$44 - $46**

* Impact of adoption of ASU, No. 2014-09 starting January 2018

RECRO PHARMA

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…focused on improving patients lives… August 2019…focused on improving patients lives… August 2019